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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 17, 2006

                               ERF WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)

          Nevada                     000-27467                  76-0196431
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

         2911 South Shore Boulevard, Suite 100, League City, Texas 77573
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (281) 538-2101


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

Effective October 17, 2006, in agreement with the board, Dr. H. Dean Cubley was appointed chief executive officer (he will remain chairman of the board ) to replace R. Greg Smith, who will continue to serve as chief financial officer and director. John Adrian Burns was appointed chief operating officer of the Company, a new office, and will continue to serve as director of the Company.

There is no arrangement or understanding between Dr. Cubley and any other person pursuant to which Dr. Cubley was selected as the chief executive officer. There is no arrangement or understanding between Mr. Burns and any other person pursuant to which Mr. Burns was selected as the chief operating officer. Neither Dr. Cubley nor Mr. Burns have any family relationship with any officer or director of the Company. Neither Dr. Cubley nor Mr. Burns have been involved with a related transaction or relationship as defined by Item 404(a) of Regulation SB between the Company and him, except as disclosed in Form 10-KSB filed with the SEC on April 13, 2006.It is expected that Dr. Cubley will enter into an employment agreement with the Company in the future. Mr. Burns will continue to be employed under the same terms of his existing employment agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

         99.1     Press Release dated October 17, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned who is duly authorized.

                                                   ERF WIRELESS, INC.

Date:  October 20, 2006                            By: /s/ Dr. H. Dean Cubley
                                                       ----------------------
                                                   Dr. H. Dean Cubley
                                                   Chief Executive Officer




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                                INDEX TO EXHIBITS

             Item             Exhibit
             ----             -------
             99.1             Press Release dated October 17, 2006








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